EXHIBIT 24






                                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-77590, 2-95258, 2-33661and 33-51257.



















New York, New York
March 24, 1994